UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 2, 2006


                     METTLER-TOLEDO INTERNATIONAL INC.
           (Exact name of registrant as specified in its charter)



        Delaware                File No. 001-13595                13-3668641
(State of incorporation)     (Commission File Number)           (IRS Employer
                                                           Identification No.)

                       Im Langacher, P.O. Box MT-100
                      CH-8606, Greifensee, Switzerland
                 ------------------------------------------
            (Address of principal executive offices) (zip code)
    Registrant's telephone number, including area code: +41-1-944-2211


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On November 6, 2006 Mettler-Toledo International Inc. (the "Company") announced the appointment of Mr. Wah-Hui Chu to the Company's Board of Directors and Audit Committee effective January 1, 2007. A copy of the press release announcing the appointment is filed as Exhibit 99.1 to this Form 8-K.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On November 2, 2006, the Board of Directors approved amendments to the Company's By-Laws to be effective January 1, 2007. The amendments set a range for the size of the board of between five and ten members, and provide for a single inspector of election. Prior to this amendment, the By-Laws provided for a fixed number of directors. The amended By-Laws are filed as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     3.2       Amended By-Laws of the Company, effective January 1, 2007.

     99.1 Press release, dated November 6, 2006, issued by Mettler-Toledo International Inc.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METTLER-TOLEDO INTERNATIONAL INC.


Dated:  November 6, 2006                By: /s/  William P. Donnelly
                                            -----------------------------------

                                                 William P. Donnelly
                                                 Chief Financial Officer


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EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

3.2                 Amended By-Laws of the Company, effective January 1, 2007.

99.1 Press release, dated November 6, 2006, issued by Mettler-Toledo International Inc.